UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
 _________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 4, 2013
 _________________________
Ryder System, Inc.
(Exact Name of Registrant as Specified in its Charter)
 __________________________

Florida	1-4364	59-0739250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11690 NW 105th Street, Miami, Florida	33178
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (305) 500-3726
Not Applicable
(Former name or former address, if changed since last report)
 ____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01	Regulation FD Disclosure.
Ryder System, Inc. (“Ryder”) posted a presentation on its website (www.ryder.com) containing an overview and certain additional information relating to its pension plan. A copy of this presentation is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit

Exhibit No.	Description
99.1	Presentation relating to Ryder System, Inc.’s pension plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ryder System, Inc.

By:	/s/ Cristina A. Gallo-Aquino
Name: Cristina A. Gallo-Aquino
Title: Vice President and Controller (Principal Accounting Officer)
Date: March 4, 2013